Exhibit 99.2

www.huntcompaniesfinancetrust.com Hunt Companies Finance Trust Q3 2019 Earnings Supplemental November 2019

Disclaimer This presentation, any related webcast/conference call, and other oral statements made by our representatives from time to time may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Hunt Companies Finance Trust, Inc. (NYSE: HCFT) (“HCFT” or the “Company”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report for fiscal year 2018 on Form 10 - K and other periodic filings with the Securities and Exchange Commission (“SEC”), when evaluating these forward - looking statements. Additional information concerning these and other risk factors are contained in our 2018 Form 10 - K which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The Company assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures within the meaning of Item 10(e) of Regulation S - K, as promulgated by the SEC. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our financials and to assist investors in comparing our results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Our GAAP financial results and the reconciliations from these results contained herein should be carefully evaluated . 2

Company Overview 3 Strength of Ownership / Sponsorship Access to Extensive Loan Origination Platform Experienced Management Team Real estate investment trust focused on transitional multifamily and other commercial real estate loans or securitizations Externally managed by Hunt Investment Management, part of Hunt Companies Inc., a diverse real estate organization Strong focus on middle - market multifamily sector Emphasis on floating - rate investments Strategy Well Positioned for Current Market Environment KEY INVESTMENT HIGHLIGHTS Strong Credit and Asset Management Capabilities

Q3 2019 Key Updates 4 FINANCIAL RESULTS ▪ Q3 2019 GAAP Net Income of $2.15 million, or $0.09 per share ▪ Q3 2019 Core Earnings of $2.33 million, or $0.10 per share ▪ Q3 2019 Book value per share of $4.61 HIGHLIGHTS ▪ On September 17, 2019, the Company announced the declaration of a cash dividend of $0.075 per share of common stock with respect to Q3 2019 ▪ In Q3 2019, the Company acquired $61.5 mm of new loans and participations at a weighted average spread of LIBOR + 3.15% ▪ The weighted - average LIBOR floor of the Q3 acquisitions was 1.98% ▪ 94% of the new acquisitions were multifamily assets ▪ The Company experienced $95.0 mm of loan payoffs and sold $6.8mm of loan participations during the quarter INVESTMENT PORTFOLIO OVERVIEW ▪ As of the end of Q3 2019, 99.5% of HCFT’s investment portfolio consisted of floating - rate CRE loans ▪ The $559.5 million CRE loan portfolio had a weighted average remaining term of 21 months (1) and a weighted average coupon of L + 3.79% ▪ 92% of the portfolio was multifamily ▪ The Company’s only remaining legacy investment consists of $2.7 million of mortgage servicing rights CAPITALIZATION ▪ The floating - rate CRE loan portfolio is financed with $510.2 million of investment grade notes issued through two CRE CLOs ▪ As of 9/30/2019, the Company had $10.3 million of unrestricted cash and the CLOs had $81.0 million of reinvestment capacity Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 46 months

Q3 2019 Earnings Summary 5 Summary Income Statement (thousands) Three Months Ended September 30, 2019 YTD Through September 30, 2019 Net interest income $3,796 $12,049 Total other income (loss) (202) (622) Operating expenses (1,703) (6,527) Preferred dividends (4) (488) (Provision for) benefit from income taxes 267 127 Deemed dividend on preferred stock related to redemption 0 (3,093) Net income attributable to common stockholders $2,154 $1,446 Reclassification adjustment for net gain (loss) included in net income 0 0 Comprehensive income attributable to common stockholders $2,154 $1,446 Weighted average shares outstanding during the period 23,687,664 23,687,664 Net income per share $0.09 $0.06 Comprehensive income per share $0.09 $0.06 GAAP Comprehensive Income to Core Earnings Reconciliation (thousands) Three Months Ended September 30, 2019 YTD Through September 30, 2019 Comprehensive income attributable to common stockholders $2,154 $1,446 Adjustments: Net economic losses (gains) attributable to legacy assets (1) 0 15 Unrealized losses (gains) on mortgage servicing rights 445 1,284 Recognized compensation expense related to restricted stock 0 8 Adjustment for consolidated securities 0 3 Adjustment for one - time charges 0 512 Adjustment provision for (benefit from) income taxes (267) (127) Adjustment for deemed dividend related to preferred stock redemptions 0 3,093 Core earnings (2) $2,332 $6,234 Weighted average shares outstanding during the period 23,687,664 23,687,664 Core earnings per share $0.10 $0.26 Dividends per share $0.075 $0.22 Note: (1) Net economic losses (gains) includes unrealized gains/losses and realized gains/losses attributable to legacy assets (2) See Appendix for definition of Core E arnings per the Management Agreement

Q3 2019 Balance Sheet Summary 6 Balance Sheet (thousands) Q3 2019 Commercial mortgage loans held - for - investment $559,522 Mortgage servicing rights, at fair value 2,714 Cash and cash equivalents 10,301 Restricted cash (1) 81,037 Other assets 3,778 Total assets $657,351 Collateralized loan obligations (2) $505,438 Credit facility 39,276 Other liabilities 3,416 Total liabilities $548,130 Total equity $109,221 Total liabilities / Total equity 5.0x Book Value Per Share $4.61 Note: (1) Restricted cash held by CRE CLO securitization trusts and available for investment in eligible mortgage assets (2) Outstanding notional amount of bonds issued from both CLOs is $510 million. For GAAP purposes, these liabilities are carr ied at their outstanding unpaid principal balance, net of any unamortized discounts and debt issuance costs

Operating Performance Trending 7 Comprehensive Income & Core Earnings Per Share of Common Stock Adjusted Book Value Per Share (1) Note: (1) See Appendix for definition of Adjusted Book Value Per Share. Due to refinance of preferred equity in Q1, the “adjusted” book value concept is no longer relevant $0.05 $0.15 - $0.02 - $0.09 $0.06 $0.09 $0.09 $0.10 $0.08 $0.07 $0.09 $0.10 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Comprehensive Income/Share Core Earnings/Share $4.64 $4.72 $4.64 $4.61 $4.60 $4.61 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019

Q3 2019 Summary of Investment Portfolio 8 Floating 99.5% Fixed 0.5% First Mortgages 99.5% Residential MSRs 0.5% Investment Portfolio as of September 30, 2019 (thousands) UPB / Notional Net Carrying Value Weighted Average Coupon Weighted Average Remaining Term (months) Weighted Average LTV at Loan Origination Weighted Average Stabilized LTV at Loan Origination First Mortgages $559,522 $ 559,522 L + 3.79% 21 (1) 74.49% 69.51% Residential MSRs $359,719 $2,714 0.25% 287 (2) Total $919,241 $562,236 Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 46 months (2) The weighted average remaining term of the residential MSR portfolio is based on the maturity dates of the underlying res ide ntial loan pool and excludes the impact of potential borrower prepayments. We anticipate that the weighted average remaining life of the portfolio to be less than 287 months Investment Type Interest Rate Type $562.2 million $562.2 million

Multifamily , $58.0 , 94.2% Retail , $0.1 , 0.1% Office , $3.5 , 5.6% Q3 2019 CRE Loan Portfolio Activity 9 $599.8 $61.5 $(101.8) $559.5 Q2 2019 Portfolio Fundings / Acquisitions Pay-offs / Sales Q3 2019 Portfolio Net Funding Activity (1) Q3 2019 Loan Acquisitions (1) ▪ The CRE loan portfolio decreased by $40.3 million in Q3 ▪ The Company acquired $56.8 million of loans and participations at par from an affiliate of the Manager and funded an additional $4.7 million of future funding participations ▪ The Company experienced $95.0 million of payoffs and sold $6.8mm of loan participations $61.5 million Note: (1) $ In millions

Q3 2019 CRE Loan Portfolio Snapshot 10 Geographic Concentration (1) Property Type (1) ▪ As of the end of Q3 2019, the Company owned a portfolio of floating - rate CRE loans with an aggregate UPB of $559.5 million ▪ As of the end of Q3 2019, all loans were current Note: (1) $ In millions TX , $161.0 , 29% IL , $79.1 , 14% AZ , $59.1 , 10% MD , $37.1 , 7% NC , $32.0 , 6% Other States , $191.2 , 34% $559.5 million Multi - Family , $515.3 , 92% Retail , $17.1 , 3% Mixed Use , $4.4 , 1% Office , $22.8 , 4% $559.5 million

77.3% 6.0% 16.7% CLO Financing Term Loan Common Equity $659.7 million (4) Capital Structure Overview 11 Capital Structure Composition Capital Structure Detail Note: (1) CLO financing shown at par value. GAAP carrying value of $505.4 million includes $1.6 million of unamortized discounts for Hu nt CRE 2017 - FL1 and $3.1 million of unamortized debt issuance costs for Hunt CRE 2018 - FL2 (2) Term loan shown at par value. GAAP carrying value of $39.3 million includes $1.0 million of unamortized debt issuance cos ts (3) Noncontrolling interest was $99,500 as of 9/30/2019 and is included in common equity above (4) HCFT total capitalization is a non - GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconcil iation to GAAP Match Term Non - Recourse Financing ($ in mm) Amount ($) Collateralized Loan Obligations Rate Advance Rate Amount Hunt CRE 2017-FL1(1) L + 1.38% 83.3% $290.7 Hunt CRE 2018-FL2(1) L + 1.44% 77.0% $219.4 Total Collateralized Loan Obligations L + 1.41% $510.2 Credit Facilities Term Loan(2) 7.25% $40.3 Total Debt $550.4 Equity Book Value of Common Equity(3) $109.2 Total Capitalization $659.7

Interest Rate Sensitivity as of September 30, 2019 12 Floating Rate Assets (1) $560 Floating Rate Liabilities (2) - $510 Net Exposure $49 $2,183 $1,492 $808 $234 $123 $247 $370 $493 -100 bps -75 bps -50 bps -25 bps +0 bps +25 bps +50 bps +75 bps +100 bps $ in Thousands Change in LIBOR Floating - Rate Exposure Annual Net Interest Income Sensitivity to Shifts in One - Month LIBOR (3) $ in Millions Note: (1) Comprised of the Company’s portfolio of floating - rate CRE loans (2) Comprised of outstanding securitization notes in the CRE CLOs (3) Assumes starting one - month LIBOR rate of 2.02%

13 Appendix

9 /30/2019 CRE Loan Portfolio Details 14 Continued on the following page Note: (1) All loan spreads are indexed to one - month LIBOR (2) LTV as of the date the loan was originated by a Hunt affiliate. LTV has not been updated for any subsequent draws or loan mo difications and is not reflective of any changes in value which may have occurred subsequent to the origination date # Loan Name Closing Date Maturity Date Property Type City State Current Balance Note Spread (1) Initial Term (months) As-Is LTV at Origination (2) 1 Loan 1 6/5/2018 6/4/2021 Multi-Family Palatine IL 35,625,000 4.30% 37 68.50% 2 Loan 2 11/30/2018 12/6/2020 Multi-Family Various Various 33,668,124 4.05% 25 70.39% 3 Loan 3 8/8/2018 8/6/2021 Multi-Family Dallas TX 32,253,715 3.65% 36 81.23% 4 Loan 4 7/9/2018 8/6/2021 Multi-Family Pikesville MD 31,581,440 3.25% 37 77.59% 5 Loan 5 11/15/2017 12/4/2020 Multi-Family Phoenix AZ 30,505,000 3.75% 37 74.26% 6 Loan 6 5/18/2018 6/4/2021 Multi-Family Woodridge IL 25,355,116 3.75% 37 76.43% 7 Loan 7 5/31/2018 6/6/2021 Multi-Family Omaha NE 19,953,067 3.70% 37 77.26% 8 Loan 8 12/1/2017 12/6/2019 Multi-Family Tucson AZ 19,110,000 4.50% 25 80.28% 9 Loan 9 12/28/2018 1/6/2022 Multi-Family Austin TX 18,000,000 3.90% 37 71.40% 10 Loan 10 12/6/2018 12/6/2021 Multi-Family Greensboro NC 17,948,939 3.35% 37 79.78% 11 Loan 11 12/28/2018 1/6/2022 Retail Austin TX 17,075,449 4.10% 37 60.50% 12 Loan 12 7/10/2019 8/6/2022 Multi-Family Amarillo TX 17,000,000 2.90% 37 76.37% 13 Loan 13 3/13/2019 4/6/2022 Multi-Family Baytown TX 16,707,856 3.10% 37 80.47% 14 Loan 14 6/28/2018 7/6/2021 Multi-Family Greenville SC 14,800,000 3.90% 37 76.29% 15 Loan 15 2/1/2018 2/6/2020 Multi-Family Fresno CA 12,920,000 3.90% 25 82.35% 16 Loan 16 7/23/2018 8/6/2021 Office Chicago IL 12,432,514 3.75% 37 72.74% 17 Loan 17 8/29/2019 8/6/2022 Multi-Family Austell GA 11,968,000 3.40% 36 72.50% 18 Loan 18 5/24/2018 6/6/2021 Multi-Family Austin TX 11,572,915 3.55% 37 80.22% 19 Loan 19 3/29/2019 4/6/2021 Multi-Family Portsmouth VA 10,000,000 3.25% 25 61.35% 20 Loan 20 1/9/2018 2/6/2020 Multi-Family North Highlands CA 9,713,289 3.95% 25 79.03% 21 Loan 21 8/8/2019 8/6/2022 Multi-Family Fort Worth TX 9,630,000 3.00% 36 75.83% 22 Loan 22 5/25/2018 6/6/2021 Multi-Family Phoenix AZ 9,440,000 3.90% 37 69.41% 23 Loan 23 9/11/2019 10/6/2022 Multi-Family Orlando FL 9,135,000 2.80% 37 69.20%

9 /30/2019 CRE Loan Portfolio Details 15 Note: (1) All loan spreads are indexed to one - month LIBOR (2) LTV as of the date the loan was originated by a Hunt affiliate. LTV has not been updated for any subsequent draws or loan mo difications and is not reflective of any changes in value which may have occurred subsequent to the origination date # Loan Name Closing Date Maturity Date Property Type City State Current Balance Note Spread (1) Initial Term (months) As-Is LTV at Origination (2) 24 Loan 25 10/9/2018 11/6/2020 Multi-Family Dallas TX 9,118,263 3.65% 25 78.35% 25 Loan 26 3/12/2018 4/6/2020 Multi-Family Waco TX 9,112,000 4.75% 25 72.90% 26 Loan 26 2/15/2018 3/6/2021 Multi-Family Atlanta GA 8,708,582 4.25% 37 80.21% 27 Loan 27 2/23/2018 3/6/2021 Multi-Family Little Rock AR 8,070,000 4.25% 37 81.29% 28 Loan 28 8/7/2018 9/6/2021 Multi-Family Birmingham AL 8,053,748 3.50% 38 78.01% 29 Loan 29 8/30/2018 9/6/2021 Multi-Family Blacksburg VA 8,000,000 3.85% 37 66.55% 30 Loan 30 1/18/2019 2/6/2021 Multi-Family Philadelphia PA 7,958,000 3.95% 25 71.31% 31 Loan 31 4/4/2018 4/6/2021 Office Little Rock AR 6,874,000 4.85% 37 72.36% 32 Loan 32 6/10/2019 7/6/2022 Multi-Family San Antonio TX 6,372,000 3.40% 37 77.70% 33 Loan 33 3/29/2019 4/6/2021 Multi-Family Raleigh NC 5,939,380 3.50% 25 79.03% 34 Loan 34 8/28/2019 8/6/2022 Multi-Family Austin TX 5,899,750 3.25% 36 69.90% 35 Loan 35 6/22/2018 7/6/2021 Multi-Family Chicago IL 5,667,487 4.10% 37 80.53% 36 Loan 36 11/15/2018 12/6/2020 Multi-Family Glen Burnie MD 5,550,000 4.25% 25 76.03% 37 Loan 37 5/22/2019 6/6/2022 Multi-Family Tampa FL 5,450,000 3.50% 37 65.70% 38 Loan 38 11/30/2018 11/6/2021 Multi-Family Decatur GA 4,714,340 4.10% 36 56.80% 39 Loan 39 6/12/2017 1/6/2020 Multi-Family Winston-Salem NC 4,675,000 5.95% 31 77.16% 40 Loan 40 6/29/2018 7/6/2020 Mixed Use Washington DC 4,404,365 4.65% 25 73.31% 41 Loan 41 6/10/2019 7/6/2022 Multi-Family San Antonio TX 4,265,000 2.90% 37 62.92% 42 Loan 42 5/31/2019 6/6/2022 Multi-Family Austin TX 4,005,850 3.50% 37 74.09% 43 Loan 43 4/30/2018 5/6/2021 Multi-Family Wichita KS 3,793,542 4.95% 37 68.98% 44 Loan 44 7/8/2019 8/6/2020 Office Chapel Hill NC 3,470,797 4.15% 13 70.00% 45 Loan 45 10/10/2018 11/6/2020 Multi-Family Philadelphia PA 3,024,023 4.60% 25 79.64% Total / Average 559,521,551 3.79% 34 74.49%

Consolidated Balance Sheets 16

Consolidated Statements of Income 17

Reconciliation of GAAP to Core Earnings 18 GAAP to Core Earnings Reconciliation Three months Ended September 30, 2019 Reconciliation of GAAP to non-GAAP Information Net Income (loss) attributable to common shareholders 2,153,956$ Adjustments for non-core earnings Realized (Gain) Loss on sale of investments, net - Unrealized (Gain) Loss on mortgage servicing rights 444,860 Unrealized (Gain) Loss on multi-family loans held in securitization trusts - Subtotal 444,860 Other Adjustments Recognized compensation expense related to restricted common stock 335 Adjustment for consolidated securities - Adjustment for one-time charges - Adjustment for (provision for) income taxes (266,676) Adjustment for deemed dividend related to preferred stock redemption Subtotal (266,341) Core Earnings 2,332,475$ Weighted average shares outstanding - Basic and Diluted 23,687,664 Core Earnings per weighted share outstanding - Basic and Diluted 0.10$

Detailed Walk of Capitalization 19 (in 000's) 9/30/2019 Total GAAP liabilities and stockholders' equity $657,351 Adjustments for Capitalization ( - ) Accrued interest payable (815) ( - ) Dividends payable (1,780) ( - ) Fees and expenses payable to Manager (736) ( - ) Other accounts payable and accrued expenses (85) ( + ) Other capitalized financing & issuance costs 5,717 HCFT Capitalization $659,652

Key Definitions “ Adjusted Book Value Per Share ” means a non - GAAP metric of common stockholders’ equity per share calculated as: a) total stockholders’ equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weighted average number of shares of common stock issued and outstanding during the period. “ Core Earnings ” means the net income (loss) attributable to the holders of Common Shares or, without duplication, owners of the Company’s Subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non - cash equity compensation expense, (ii) incentive compensation payable to the Manager, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non - cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one - time events pursuant to changes in GAAP and certain material non - cash income or expense items after discussions Hunt Investment Management, LLC and the Company’s board of directors and approval by a majority of the Company’s independent directors. “ Stockholder’s Equity ” means: (a) the sum of the net proceeds from any issuances of the Company’s equity securities (excluding preferred securities solely for purposes of Incentive Compensation but including preferred securities for all other purposes of this Agreement) since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance; plus (b) the Company’s retained earnings at the end of such fiscal quarter (without taking into account any non - cash equity compensation expense or other non - cash items described below incurred in current or prior periods); less (c) any amount that the Company pays for repurchases of its Common Shares; and (d) excluding (i) any unrealized gains, losses or other non - cash items that have impacted the Company’s Stockholders’ Equity as reported in the Company’s financial statements prepared in accordance with GAAP, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (ii) adjustments relating to one - time events pursuant to changes in GAAP and certain other noncash charges after discussions between the Hunt Investment Management, LLC and the Company’s board of directors and approval by a majority of the Company’s independent directors. 20

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